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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 27, 2005
                                                         ----------------

                             LanVision Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-28132                                       31-1455414
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    (Commission File Number)                   (IRS Employer Identification No.)


   5481 Creek Road, Cincinnati, Ohio                                45242-4001
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (513) 794-7100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL AGREEMENT

On January 27, 2005, the Compensation Committee of the Board of Directors of LanVision Systems, Inc. approved Amendment No. 1 to the Employment Agreement among J. Brian Patsy (LanVision's Chief Executive Officer and President), LanVision Systems, Inc. and LanVision, Inc. Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1, renewed the Agreement for the period February 1, 2005 through January 31, 2006, and modified Section 11(D) to provide for certain severance payments if the Agreement is not renewed other than for good cause or upon Mr. Patsy's death or disability. The Compensation Committee also authorized the payments of $15,044.13 and $6,600.86, respectively, to Mr. Patsy and to William A. Geers, Vice President and Chief Operating Officer, for accrued and unused vacation for calendar year 2004.

On January 27, 2005, the Compensation Committee also adopted executive bonus arrangements for fiscal year 2005. These arrangements are not contained in a formal written plan, but a summary of the manner in which executive officer bonuses will be determined for fiscal year 2005 is set forth below and in
Exhibit 10.2 attached hereto (the "FY 2005 Executive Bonus Plan"). The FY 2005 Executive Bonus Plan is composed of two separate bonus components, both of which are considered part of the total targeted compensation for LanVision's executives.

The first component of the Plan provides for the payment of a target profit bonus based upon achieving 100% of LanVision's targeted operating profit as established by the Compensation Committee. Participating executives will be entitled to payment of 100% of the target profit bonus if LanVision achieves 100% of the targeted operating profit. Executives may receive a reduced profit bonus, provided that LanVision's actual operating profit is greater than 80% of the targeted operating profit. If the Company achieves 80% or less of the targeted operating profit no profit bonuses are earned under this component of the Plan. At greater than 80% but less than 100% of the targeted operating profit, the payments are reduced so that, for example, achieving 90% of the targeted operating profit would result in the payment of 50% of the target profit bonus. If LanVision exceeds 100% of the targeted operating profit, then the bonuses are increased by the percentage that the actual operating profit exceeds the target operating profit. For example, if LanVision achieves 130% of the targeted operating profit, then the bonuses earned would be 130% of the target profit bonuses. There is no upper limitation of the payment of the bonuses for this component that exceed the targeted operating profit amounts.

The second component of the Plan provides for the payment of a target revenue bonus based upon achieving 100% of targeted revenues, excluding the sale of third party hardware. If less than 100% of the targeted revenues is achieved, then no revenue bonus will be earned under this component of the Plan. If 100% of the targeted revenues is achieved, then the target revenue bonuses associated with this portion of the Plan will be paid at 100%. If the targeted revenues are exceeded, than the revenue bonuses are increased by the percentage that the revenues exceeds the target revenues. For example, if LanVision achieves 130% of the targeted revenues, then the bonuses earned would be 130% of the target revenue bonus. There is no upper limitation of the payment of the bonuses for this component that exceed the targeted revenue amounts.

The Compensation Committee established the target operating profit, target revenues and target bonuses on January 27, 2005.

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ITEM 5.02(b) - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 27, 2005, two Directors of LanVision advised the Board of Directors at its regularly scheduled meeting of their decision to retire from the Board effective as of the 2005 Annual Meeting of Stockholders. Those Directors are George E. Castrucci and Z. David Patterson. Accordingly, neither such individual will stand for reelection to the Board of Directors at the 2005 Annual Meeting of Stockholders.

Mr. Patterson further advised the Board that, on behalf of Blue Chip Venture Company, the General Partner of Blue Chip Capital Fund Limited Partnership ("Blue Chip"), will not designate a nominee for election to the Board at the 2005 Annual Meeting of Stockholders. Blue Chip has the contractual right to so nominate an individual pursuant to a stockholder agreement among LanVision Systems, Inc., Blue Chip Capital Fund Limited Partnership, J. Brian Patsy and Eric S. Lombardo, as long as Blue Chip beneficially owns at least 8% of LanVision's outstanding common stock. Blue Chip currently owns in excess of 8% of the outstanding common stock and Mr. Patterson has served as Blue Chip's nominee to the Board since 1996. Notwithstanding Blue Chip's decision not to designate a director nominee for election at the 2005 Annual Meeting of Stockholders, the stockholder agreement will not be amended at this time and will remain in force.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

           Exhibit    Description
           -------    -----------

            10.1 Amendment No. 1 dated January 27, 2005 to the Employment Agreement among J. Brian Patsy, LanVision Systems, Inc. and LanVision, Inc.*
            10.2      Summary of Fiscal Year 2005 Executive Bonus Plan*

         * Denotes management contract.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             LANVISION SYSTEMS, INC.


                             By: /s/ Paul W. Bridge, Jr.
                                 ----------------------------
                             Paul W. Bridge, Jr.
                             Chief Financial Officer

Date:  February 1, 2005


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